702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

RYDEX SERIES FUNDS

Managed Futures Strategy Fund

Supplement dated September 29, 2023 to the currently effective Class A, Class C and Institutional Class Shares Summary Prospectus and Class P Shares Summary Prospectus (each, a "Summary Prospectus" and together, the "Summary Prospectuses") for the Managed Futures Strategy Fund.

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and should be read in conjunction with the Summary Prospectuses.

Effective immediately, Mr. Adrian Bachman is added to the portfolio management team for the Managed Futures Strategy Fund (the "Fund"). Mr. Bachman joins Messrs. Michael P. Byrum and John Marchelya as a portfolio manager of the Fund. Therefore, effective immediately, the following information for Mr. Bachman is added under the heading "Portfolio Managers" in each Summary Prospectus.

•Mr. Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.

Please retain this supplement for future reference.

RMF-SUP-0923x0524